UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2014

Baker Hughes Incorporated
(Exact name of registrant as specified in charter)

Delaware	1-9397	76-0207995
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2929 Allen Parkway, Houston, Texas		77019
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On May 9, 2014, Baker Hughes Incorporated issued a news release announcing that the Board of Directors declared a 13% increase per share in its quarterly dividend to $0.17 per share payable on August 15, 2014, to holders of record on August 4, 2014. A copy of the news release is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1*	News Release of Baker Hughes Incorporated dated May 9, 2014

* Filed herewith.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES INCORPORATED

Dated: May 9, 2014	By:	/s/ Lee Whitley
Lee Whitley Corporate Secretary and Senior Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1*	News Release of Baker Hughes Incorporated dated May 9, 2014

* Filed herewith.